SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 14, 2003

Keane, Inc.
(Exact name of registrant as specified in charter)

Massachusetts	001-7516	04-2437166
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 City Square Boston, MA	02129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 241-9200

(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

On October 14, 2003, Keane, Inc., a Massachusetts corporation (“Keane”), issued a press release announcing that it has applied to list its common stock on the New York Stock Exchange, Inc. (“NYSE”).  Keane expects to begin trading on the NYSE on October 30, 2003 under the trading symbol “KEA”.  Keane’s common stock will continue to trade on the American Stock Exchange until that date.

A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated October 14, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2003	KEANE, INC.

	By:	/s/John J. Leahy
John J. Leahy Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 14, 2003